                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement              [_] Confidential, For Use of the
[X] Definitive Proxy Statement                   Commission Only (as permitted
[_] Definitive Additional Materials              by Rule 14a-6(e)(2))
[_] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12


                            MIRACOR DIAGNOSTICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1) Title of each class of securities to which transaction applies:


________________________________________________________________________________
2) Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4) Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5) Total fee paid:

     [_] Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1) Amount previously paid:

          2) Form, Schedule or Registration Statement No.:

          3) Filing Party:

          4) Date Filed:

                            MIRACOR DIAGNOSTICS, INC.
                       9191 TOWNE CENTRE DRIVE, SUITE 400
                               SAN DIEGO, CA 92122

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, AUGUST 9, 2006

TO THE SHAREHOLDERS:

Notice is hereby given that the annual meeting of shareholders (the "Annual Meeting") of Miracor Diagnostics, Inc., a Utah corporation (the "Company"), has been called for and will be held:

     Wednesday, August 9, 2006                9171 Towne Centre Drive, Suite 320
     10:00 am Pacific Daylight Savings Time   San Diego, CA  92122

for the following purposes:

1. To elect Mr. Gregory S. Anderson, Mr. David J. Schack and Mr. Ross S. Seibert to the Board of Directors until the annual meeting of shareholders to be held in the year 2009 and until their successors shall have been elected and qualified.

2. To ratify the Board of Directors' appointment of Tschopp, Whitcomb & Orr, P.A. to serve as the Company's independent auditors for the current calendar year.

3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on June 12, 2006 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of shareholders entitled to vote at the Annual Meeting will be available for the examination of any shareholder at the Company's offices at 9191 Towne Centre Drive, Suite 400, San Diego, CA 92122 for ten (10) days prior to August 9, 2006.

You are cordially invited to attend the shareholders' meeting. However, we urge you in any case, to please fill in, sign, and date the proxy submitted herewith and return it in the enclosed stamped envelope as promptly as possible, whether or not you plan to attend the meeting in person. The giving of such proxy will not affect your right to revoke such proxy prior to its exercise upon written notice to the Chief Executive Officer of the Company or by voting in person should you later decide to attend the meeting.

                                       By Order of the Board of Directors

                                       /s/ Ross S. Seibert
                                       -------------------
                                       Ross S. Seibert
                                       Chief Executive Officer
Dated:  June 15, 2006

--------------------------------------------------------------------------------

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the Federal securities laws. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes," "plans," "intends," "expects," "goals" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Actual results may differ materially from those projected in the forward-looking statements due to various uncertainties and risks, including, without limitation, risks associated with the effects of general economic and market conditions, successful integration of acquisitions, difficult managing operations and difficulty in keeping pace with rapid industry, technological and market changes, as well as those described in the section of our Annual Report on Form 10-KSB titled "Management's Discussion and Analysis and Plan of Operation." We disclaim any obligation to update any forward-looking statements contained herein after the date of this Proxy Statement.

--------------------------------------------------------------------------------




                            MIRACOR DIAGNOSTICS, INC.

                                 PROXY STATEMENT

                                     GENERAL
                                     -------

The accompanying proxy is solicited by and on behalf of the Board of Directors of MIRACOR DIAGNOSTICS, INC., a Utah corporation (the "Company"), with offices located at 9191 Towne Centre Drive, Suite 400, San Diego, CA 92122, to be used at the Annual Meeting of Shareholders of the Company to be held on August 9, 2006, and at any adjournments thereof (the "Annual Meeting"). This proxy statement and a copy of our Form 10-KSB and Form 10-QSB will be mailed to shareholders beginning approximately June 28, 2006. If the proxy submitted herewith is properly executed and returned, the shares represented thereby will be voted at the Annual Meeting as instructed on the proxy.

An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the Annual Meeting with respect to the proposal on which the abstention is noted. Abstentions will be counted as a vote "against" such proposal, except in the case of the election of directors where an abstention will not be counted as a vote and will not affect the outcome of the election.

ANY PROXY MAY BE REVOKED BY A SHAREHOLDER PRIOR TO ITS EXERCISE UPON WRITTEN NOTICE TO THE CHIEF EXECUTIVE OFFICER OF THE COMPANY OR BY A SHAREHOLDER VOTING IN PERSON AT THE ANNUAL MEETING.

The Board of Directors does not know of any matter to be proposed for action at the Annual Meeting other than those described in this proxy statement. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will act in accordance with their best judgment. None of the matters to be presented at the Annual Meeting will entitle any shareholder of the Company to appraisal rights.

The cost of preparing, assembling and mailing the notice of the Annual Meeting of the Shareholders, proxy statement, the enclosed Forms 10-KSB and 10-QSB and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mail, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, e-mail or facsimile. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                           QUESTIONS AND ANSWERS ABOUT
                           ---------------------------
                             THE MEETING AND VOTING
                             ----------------------

1. WHAT IS A PROXY?

         It is your legal designation of another person to vote the stock that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Mr. Ross S. Seibert, our Chief Executive Officer, and Ms. Ann Wadsworth, our Chief Accounting Officer, have been designated as proxies for the 2006 Annual Meeting of Stockholders.

2. WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

         The record date for the 2006 Annual Meeting of Stockholders is June 12, 2006. The record date is established by our Board of Directors as required by Utah law and our By-laws. Stockholders of record (registered stockholders and street name holders) at the close of business on the record date are entitled to:

         (a) receive notice of the meeting; and

         (b) vote at the meeting and any adjournments or postponements of the meeting.

3. WHAT IS THE DIFFERENCE BETWEEN A REGISTERED STOCKHOLDER AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?

         If your shares of stock are registered in your name on the books and records of our transfer agent, you are a registered stockholder.

         If your shares of stock are held for you in the name of your broker or bank, your shares are held in street name. The answer to Question 12 describes brokers' discretionary voting authority and when your bank or broker is permitted to vote your shares of stock without instructions from you.

4. WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

         (a) In Writing:

             All stockholders of record can vote by mailing in their completed proxy card (in the case of registered stockholders) or their completed vote instruction form (in the case of street name holders).

         (b) In Person:

             All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy).

5. HOW CAN I REVOKE A PROXY?

         You can revoke a proxy prior to the completion of voting at the meeting by:

         (a) giving written notice to our Secretary;

         (b) delivering a later-dated proxy; or

         (c) voting in person at the meeting.

6. ARE VOTES CONFIDENTIAL? WHO COUNTS THE VOTES?

         We will hold the votes of each stockholder in confidence from directors, officers and employees except:

         (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against us;

         (b) in case of a contested proxy solicitation;

         (c) if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or

         (d) to allow the independent inspectors of election to certify the results of the vote.

7. WHAT ARE THE VOTING CHOICES WHEN VOTING ON DIRECTOR NOMINEES, AND WHAT VOTE IS NEEDED TO ELECT DIRECTORS?

         When voting on the election of director nominees to serve until the 2009 Annual Meeting of Stockholders, or until their successors are elected and qualify, stockholders may:

         (a) vote in favor of all nominees;

         (b) vote to withhold votes as to all nominees; or

         (c) withhold votes as to specific nominees.

         Directors will be elected by a plurality of the votes cast.

         Our Board recommends a vote "FOR" all of the nominees.

8. WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE RATIFICATION OF THE SELECTION OF TSCHOPP, WHITCOMB & ORR, P.A., AND WHAT VOTE IS NEEDED TO RATIFY ITS SELECTION?

         When voting on the ratification of the selection of Tschopp, Whitcomb & Orr, P.A.as our independent auditors, stockholders may:

         (a) vote in favor of the ratification;

         (b) vote against the ratification; or

         (c) abstain from voting on the ratification.

         The selection of the independent auditors will be ratified if the votes cast "FOR" are a majority of the votes present at the meeting. The Board recommends a vote "FOR" this proposal.

9. WHAT IF A STOCKHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

         Stockholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of all director nominees and FOR the proposal to ratify the selection of Tschopp, Whitcomb & Orr, P.A.

10. WHO IS ENTITLED TO VOTE?

         You may vote if you owned common stock and 3% Series A Convertible Preferred Stock as of the close of business on June 12, 2006. Each share of our common stock and 3% Series A Convertible Preferred Stock is entitled to one vote. As of June 12, 2006, we had 17,527,759 shares of the common stock and 3,378,376 shares of 3% Series A Convertible Preferred Stock issued and outstanding.

11. WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

         It means that you have multiple accounts with brokers or our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209, or you can reach Corporate Stock Transfer at (303) 282-4800.

12. WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

         If your shares are registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the meeting. If your shares are held in street name, your bank, brokerage firm or other nominee, under some circumstances, may vote your shares. Brokerage firms, banks and other nominees may vote customers' unvoted shares on "routine" matters. Generally, a broker may not vote a customer's unvoted shares on non-routine matters without instructions from the customer and must instead submit a "broker non-vote." A broker non-vote is counted toward the shares needed for a quorum, but it is not counted in determining whether a matter has been approved.

13. ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

         Broker non-votes will not be included in vote totals and will not affect the outcome of the vote. In matters other than the elections of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders.

14. HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

         To hold the meeting and conduct business, a majority of the quorum at the Annual Meeting on August 9, 2006 must be present at the meeting. The quorum for the Annual Meeting is one-third of the issued and outstanding shares entitled to vote at the meeting. As of the Record Date, there were 17,527,759 shares of the Common Stock and 3,378,376 shares of 3% Series A Convertible Preferred Stock issued and outstanding. Holders of the Common and Preferred Stock are entitled to vote on each of the matters specified in the Notice of the Annual Meeting. An affirmative vote of a majority of the combined votes of the quorum represented by shares present or represented by proxy at the Annual Meeting is required for approval of each matter which will be submitted to shareholders.

         Votes are counted as present at the meeting if the stockholder either:

         (a) Is present and votes in person at the meeting, or

         (b) Has properly submitted a proxy card.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF
                            -------------------------

The Board of Directors has fixed the close of business on June 12, 2006 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Only common and preferred shareholders on the Record Date will be able to vote at the Annual Meeting. Each holder of record of the Company's common stock, par value $.15 per share (the "Common Stock") and 3% Series A Convertible Preferred Stock will be entitled to one vote for each share of Common or 3% Series A Convertible Preferred Stock held.

As of the Record Date, there were 17,527,759 shares of the Common Stock and 3,378,376 shares of 3% Series A Convertible Preferred Stock issued and outstanding. Holders of the Common and Preferred Stock are entitled to vote on each of the matters specified in Items 1, 2, and 3 of the Notice of the Annual Meeting. An affirmative vote of a majority of the combined votes of the quorum represented by shares present or represented by proxy at the Annual Meeting is required for approval of each matter which will be submitted to shareholders. The quorum is one-third of the issued and outstanding shares entitled to vote at the meeting.


                                 OTHER BUSINESS
                                 --------------

Management of the Company knows of no business other than those matters specified in Items 1, 2, and 3 of the Notice of Annual Meeting of Shareholders which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                    RECOMMENDATIONS OF THE BOARD OF DIRECTORS
                    -----------------------------------------

The Board of Directors recommends a vote:

         o FOR the three nominees listed under "Election of Directors," to serve until their successors are elected and qualified (Proposal
              1)

         o FOR the ratification of Tschopp, Whitcomb & Orr, P.A., as independent auditors (Proposal 2)

Should any nominee named in Proposal 1 be unable to serve or for good cause will not serve as director, the persons named in the enclosed form of proxy will vote for such other person as the Board of Directors may recommend.

                             SHAREHOLDERS' PROPOSALS
                             -----------------------

Proposals of shareholders intended to be presented at the annual meeting to be held in 2007 must be received in writing, by the Chief Executive Officer of the Company at its offices by January 31, 2007, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

                                 PROPOSAL NO. 1:
                                 ---------------

                              ELECTION OF DIRECTORS
                              ---------------------

The Board of Directors consists of seven persons. The Company has a classified Board of Directors which is divided into three classes, with the term of office of each Director in a given class serving a three-year term and until such Director's successor is elected and qualified. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. If the nominees should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

Messrs. Gregory S. Anderson, David J. Schack and Ross S. Seibert are the nominees for election to the Board of Directors to serve for three-year terms which are deemed to have commenced in 2006 and will terminate upon the Company's annual meeting of shareholders to be held in 2009. Mr. Muehlberg, who has been a Director since 1999, is not a nominee for the Board.

The Board of Directors recommends a vote FOR the election of Messrs. Anderson, Schack and Seibert as Directors.


            NOMINEES TO SERVE AS DIRECTORS SERVING A TERM EXPIRING AT
                            THE 2009 ANNUAL MEETING.


GREGORY S. ANDERSON is currently Chairman, President and CEO of Bank of Arizona, NA he has been in that position since April 2003. From 1998 until 2002 Mr. Anderson was President and CEO of QCSI (Quality Care Solutions, Inc. a company that developed and sold software solutions for the Healthcare Payer Market). Prior to QCSI Mr. Anderson was in the venture capital investment business. In his most recent position prior to QCSI, Mr. Anderson served as President and General Manager of El Dorado Investment Company, Arizona's then largest venture capital company. He was at El Dorado for over 13 years. Prior to El Dorado Mr. Anderson was a Vice President at First Interstate Bank. Mr. Anderson has served on over 20 boards of directors of companies, both private and public. Currently, Mr. Anderson serves on the corporate boards of Sun Healthcare, Inc., Hawaiian Airlines and Bank of Arizona, NA. Mr. Anderson is also currently the General Partner of Glendora Holdings, a senior housing management and development company, managing member of Hesperia Senior Living, LLC and Legacy Senior Living and Development Company.

DAVID J. SCHACK is the President and Chairman of Home Dynamics Corporation, one of South Florida's leading real estate development companies. Previously, Mr. Schack was co-founder of Excel Development Corporation, Vice President of First Miami Development Company and Sr. Auditor and Sr. Tax Specialist with Peat Marwick.

ROSS S. SEIBERT, CPA, joined the Company in 2000 as the Chief Financial Officer. In March 2006, Mr. Seibert was appointed President and Chief Executive Officer. Mr. Seibert was with Deloitte & Touche since 1986 and served as Senior Manager. He received a BS in accounting from Indiana University and an MBA in finance from San Diego State University.


          DIRECTORS SERVING A TERM EXPIRING AT THE 2008 ANNUAL MEETING.

DON L. ARNWINE has been President of Arnwine Associates of Irving, Texas, a company he founded to provide specialized advisory services to the health care industry, since 1988. Mr. Arnwine served as Chairman and Chief Executive Officer from 1980 until 1988 of Voluntary Hospitals of America (VHA), a company he joined in 1982. Prior to joining VHA, Mr. Arnwine served as President and Chief Executive Officer of Charleston Area Medical Center, a 1000-bed regional facility care center in the State of West Virginia. Mr. Arnwine holds a BS degree in Business Administration from Oklahoma Central State University and a Masters degree in Hospital Management from Northwestern University.

HOWARD W. SALMON is the Senior Managing Director of Phase 2 Consulting (a subsidiary of RehabCare, Inc). Mr. Salmon has health industry experience throughout the US and internationally. He has spent the majority of his career as a hospital executive with operational responsibility, and is involved in multi-unit hospital management, alternative site health care management, business development, and acquisitions. Prior to joining Phase 2 Consulting in 1993, Mr. Salmon held senior positions with Medical Imaging Centers of America, Magliaro and McHaney, a physician services company, and Hospital Corporation of America (HCA). In the hospital setting, Mr. Salmon's positions included:
Administrator, King Fahad Hospital, Riyadh, Saudi Arabia; Administrator, Holy Family Hospital, Spokane; Administrator, Main Hospital, University of Michigan; and Associate Director, St. Luke's Hospital of Kansas City. He has served on the boards of several public and privately held health care businesses including Hemispherix Biopharma, The Institute of Clinical Pharmacology (Ireland), and the Business and Industry Health Group. He received his MHA from the University of Minnesota.

          DIRECTORS SERVING A TERM EXPIRING AT THE 2007 ANNUAL MEETING.

STEPHEN A MCCONNELL has been a Director of the Company since May 2001. He is the President of Solano Ventures, a firm involved in private capital investments. He served as chairman of G-L Industries, LLC, a Salt Lake City-based manufacturer of wood glu-lam beams used in the construction industry from 1998 through 2004. He has served, between 1991 and 1997, as Chairman of the Board and majority stockholder in Mallco Lumber & Building Materials, Inc., a wholesale distributor of construction lumber and doors. From 1991 to 1995, Mr. McConnell was President of Belt Perry Associates, Inc., a property tax appeal firm. He was President and Chief Executive Officer of N-W Group, Inc., a publicly held corporation, from 1985 through 1991. Mr. McConnell presently serves on the boards of Mobile Mini, Inc. and Capital Title Group, Inc. Mr. McConnell holds a BA from Harvard College and an MBA from Harvard Business School.

          DIRECTORS SERVING A TERM EXPIRING AT THE 2006 ANNUAL MEETING.

ROBERT S. MUEHLBERG was President and Chief Operating Officer of Miracor Diagnostics, Inc. from May 2001 to March 2006. Prior to joining Miracor he served as President and Chief Executive Officer of Envision Management, Inc., a company that provided management and consulting services to the health care industry since 1997. Mr. Muehlberg served as Chairman and Chief Executive Officer from 1994 to 1997 of Medical Imaging Centers of America, Inc. (MICA), a company he joined in 1985. Prior to joining MICA, Mr. Muehlberg held various management positions at International Imaging, Inc. Chicago, IL and American Medical International (AMI) Clearwater, FL. Mr. Muehlberg holds a Bachelor's degree in Health Science from the University of Missouri and a Master's degree in Business Administration from Nova Southeastern University.

                         BOARD OF DIRECTORS AND OFFICERS
                         -------------------------------

The Board of Directors has the responsibility for establishing broad corporate policies. Although in their capacity as Board members they are not involved in day-to-day operating details, members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made available at Board meetings. The Board of Directors held four (4) regular meetings and one (1) special meeting, none of which were postponed or continued, in 2005. All of the members of the Board attended at least seventy-five percent of the Board meetings, for which they were eligible to attend, in 2005.

The Directors and executive officers of the Company as of May 31, 2006 are listed below:

                                                             DIRECTOR    OFFICER
     NAME                  AGE    POSITION                   SINCE       SINCE

     Ross S. Seibert        43    Chief Executive Officer,    3/31/06    2/21/00
                                  Chief Financial Officer
                                  and President
     Leslie G. Weber*       51    Chief Operating Officer                3/31/06
                                  and Chief Marketing Office
     Ann Wadsworth**        31    Chief Accounting Officer               3/31/06
                                  and Secretary
     Gregory S. Anderson    49    Director                   11/18/05
     Don L. Arnwine         73    Director                     3/6/95
     Stephen A McConnell    53    Director                    5/17/01
     Robert S. Muehlberg    51    Director                    3/11/99
     Howard W. Salmon       61    Director                    5/26/05
     David J. Schack        45    Director                   11/18/05

* Leslie Weber has 20 years of experience in business development, marketing, operations management, strategic planning, payor contracting, and physician/hospital relations in the highly technical ancillary provider services, medical device and biotech industries. Over fifteen years of that experience has been in radiological diagnostic imaging services.
She has held senior executive level positions for the past fourteen years, as Director of Business Development for DVI Health Services (a diagnostic imaging division of DVI Financial Services), Vice President of Marketing for

MICA/Medical Imaging Centers of America, Vice President of Business Development for ROI/Response Oncology Inc., Vice President of Marketing/Business Development for Vital Imaging Inc., and Executive Vice President/COO for Vital Scientific, a PET/Positron Emission Tomography/Cyclotron Biotech division of Vital Imaging Inc. Ms. Weber began her career in the field, hands-on, as a marketing manager and executive director at various diagnostic imaging centers in CA & GA. In addition, at various stages of her career, she has provided market analysis, business development, operations management, marketing support, strategic planning and managed care consulting services to Miracor Diagnostics, Inc., Imaging Sciences/Merrill Lynch, ISD/Imaging Systems International, MRIMD/LINC Financial Inc., MIS/Medical Imaging Services, Action Services and DIS/Diagnostic Imaging Services.

** Ann Wadsworth, CPA, joined Miracor in July 2002 as the Accounting Manager. Prior to then, she was the General Ledger Accountant for Morinda, Inc., a multi-million dollar health products corporation. She holds a bachelor's degree in Accounting from the Brigham Young University Marriot School of Management.

                                 PROPOSAL NO. 2:
                                 ---------------

                            RATIFICATION OF SELECTION
                        OF TSCHOPP, WHITCOMB & ORR, P.A.
                             AS INDEPENDENT AUDITORS
                             -----------------------

The Audit Committee of the Board of Directors has selected the firm of Tschopp, Whitcomb & Orr, P.A. to serve as independent auditors and to audit the Company's 2005 financial statements. The firm of Tschopp, Whitcomb & Orr, P.A. audited the Company's financial statements as of December 31, 2005, 2004 and 2003 and for the years then ended. The Company is advised that neither the firm nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers Tschopp, Whitcomb & Orr, P.A. to be well qualified for the function of serving as the Company's independent auditors. The Utah Revised Business Corporation Act does not require the approval of the selection of auditors by the Company's shareholders, but in view of the importance of the financial statements to shareholders, the Board of Directors deems it desirable that they pass upon its selection of independent auditors. In the event the shareholders disapprove of the selection, the Board of Directors will consider the selection of other auditors. The Board of Directors recommends that you vote in favor of the above proposal in view of the familiarity of Tschopp, Whitcomb & Orr, P.A. with the Company's financial and other affairs due to its previous service as independent auditors for the Company.

A representative of Tschopp, Whitcomb & Orr, P.A. is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

The Audit Committee selects the independent auditors for the Company each year. The Board of Directors intends to continue the services of Tschopp, Whitcomb & Orr, P.A. for the year ending December 31, 2006.

The Board of Directors recommends a vote FOR the ratification of selection of Tschopp, Whitcomb & Orr, P.A. as independent auditors.



                       INDEPENDENT PUBLIC ACCOUNTANT FEES

AUDIT FEES
Tschopp, Whitcomb & Orr, P.A. billed the Company approximately $114,450 for professional services rendered in connection with the audit of the Company's financial statements as of December 31, 2005 and for the year then ended and for reviews of the financial statements included in the Company's Forms 10-QSB and for services provided in connection with statutory and regulatory filings the year then ended.

Tschopp, Whitcomb & Orr, P.A. billed the Company approximately $103,275 for professional services rendered in connection with the audit of the Company's financial statements as of December 31, 2004 and for the year then ended and for reviews of the financial statements included in the Company's Forms 10-QSB and for services provided in connection with statutory and regulatory filings the year then ended.


TAX FEES
Deloitte & Touche LLP billed the Company $38,157 and $35,625 for tax compliance, tax advice and tax planning services in the years ended December 31, 2005 and 2004, respectively.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of May 31, 2006, as to shares of the Company's common stock beneficially owned by (i) any holder of more than five percent of the outstanding shares of Common Stock; (ii) the Company's directors; (iii) the Company's officers; and (iv) the Company's directors and officers as a group. Except as otherwise indicated and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished, or filed with the Securities and Exchange Commission, by the respective individuals or entities, as the case may be.

                                                 Shares of       Percentage (%)
                                                Common Stock       of Common
Name and Address                                Beneficially        Stock
of Beneficial Owner                               Owned(1)        Outstanding
-------------------                               --------        -----------

Ross S. Seibert, Chief Executive Officer        1,713,567(2)           9.78

Leslie Weber, Chief Operating Officer              50,000                *

Ann Wadsworth, Chief Accounting Officer           125,000(3)             *

Gregory S. Anderson, Director                      27,500                *

Don L. Arnwine, Director                          449,933              2.57

Stephen A McConnell, Director                     337,734              1.93

Howard W. Salmon, Director                         45,000                *

David J. Schack, Director                       2,135,612(4)          12.18

M. Lee Hulsebus                                 1,841,913(5)          10.51

Robert S. Muehlberg, Director                     706,473              4.03

All officers and  directors as a group,  (9)    7,432,732             42.41
persons

    (1)  All ownership is beneficial and of record unless indicated otherwise.

    (2) Includes presently exercisable options to purchase 430,000 shares of Common Stock pursuant to the 1997 Stock Option Plan.

    (3) Includes presently exercisable options to purchase 75,000 shares of Common Stock pursuant to the 1997 Stock Option Plan.

    (4) Mr. Schack owns a total of 27,500 shares of Common Stock, 270,270 shares of Preferred Series A Convertible Stock and 81,082 Warrants directly and has voting control over 1,351,350 shares of Preferred Series A Convertible Stock and 405,410 Warrants in the David J. Schack Children Irrevocable Trust for which he disclaims beneficial ownership.

    (5) Includes presently exercisable options to purchase 1,020,000 shares of Common Stock pursuant to the 1997 Stock Option Plan.


    * Less than 1% ownership.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms that they file.

One of our directors, Mr. Schack, made a late filing of his Form 3. Otherwise, based solely on its review of the copies of such forms received by it or written representations from certain reporting persons that no reports were required for those persons, the Company believes that during 2005 all filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

EXECUTIVE COMPENSATION
----------------------

The following table sets forth the cash compensation paid by the Company to the Chief Executive Officer and those whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 2005.

                                             SUMMARY COMPENSATION TABLE
                                             --------------------------

                                                                Long Term Compensation
                                                                ----------------------
                                  Annual Compensation             Awards      Payouts      All other Compensation
                                  -------------------             ------      -------      ----------------------

                                                                Restricted   Securities
  Name and                                      Other Annual      Stock      Underlying    LTIP        All Other
  Principal Position        Year      Salary    Compensation      Awards     Options #    Payouts    Compensation(1)
  ------------------        ----     --------   ------------      ------     ---------    -------     ------------
  M. Lee Hulsebus,          2005     $227,023    $48,000(2)       $  -0-    175,000((3))   $ -0-       $ 10,000
  Chairman of the Board     2004     $226,323    $15,000(4)       $  -0-       -0-         $ -0-       $ 10,000
  Chief Executive Officer   2003     $211,416    $40,000(5)       $  -0-    250,000((6))   $ -0-       $ 10,000

  Robert S. Muehlberg,      2005     $165,023    $36,000(7)       $  -0-    140,000((3))   $ -0-       $    -0-
  President and Chief       2004     $164,340    $12,000(4)       $  -0-       -0-         $ -0-       $    -0-
  Operating Officer         2003     $153,481    $43,750(8)       $  -0-    175,000((6))   $ -0-       $    -0-

  Ross S. Seibert, Chief    2005     $121,942    $18,000(9)       $  -0-    90,000((3))    $ -0-       $    -0-
  Financial Officer         2004     $117,626    $    -0-         $  -0-       -0-         $ -0-       $    -0-
                            2003     $110,961    $13,250(9)       $  -0-    125,000((6))   $ -0-       $    -0-

         (1)  Represents payment of premiums for life and disability insurance.

         (2) Of this amount $33,000 represents cash paid as bonus compensation and $15,000 represents an auto allowance.

         (3) Represents number of stock options granted pursuant to the 1997 Stock Option Plan, as Amended subject to four year vesting at an exercise price of $0.30 each of which was 100% of the market value at the date of grant. As of December 31, 2005, all outstanding options are 100% vested.

         (4)  Represents an auto allowance.

         (5) Of this amount $25,000 represents cash paid as bonus compensation and $15,000 represents an auto allowance.

         (6) Represents number of stock options granted pursuant to the 1997 Stock Option Plan, as Amended subject to four year vesting at an exercise price of $0.24 each of which was 100% of the market value at the date of grant. As of December 31, 2005, all outstanding options are 100% vested.

         (7) Of this amount $24,000 represents cash paid as bonus compensation and $12,000 represents an auto allowance.

         (8) Of this amount $18,250 represents cash paid as bonus compensation, $13,500 represents stock grants paid pursuant to employment letter, and $12,000 represents an auto allowance.

         (9)  Represents cash paid as bonus compensation.

              The officers of the Company may receive bonuses or other additional compensation consisting of cash, stock or stock purchase rights as may be determined from time to time by the Board of Directors.

              There are no family relationships among any Directors or executive officers.

In March 2006, the Board of Directors appointed Ross S. Seibert, the Chief Financial Officer, as the new Chief Executive Officer, President and Director replacing M. Lee Hulsebus, who retired. The Board also accepted the resignation of Robert S. Muehlberg, who served as President and Chief Operating Officer. Mr. Seibert will continue his duties as Chief Financial Officer. Leslie G. Weber was hired as Chief Operating Officer and Chief Marketing Officer and Ann Wadsworth was promoted to Chief Accounting Officer.


EMPLOYMENT AGREEMENTS
---------------------

In February 2000, we hired Mr. Seibert to serve as our Chief Financial Officer. In May 2002, we entered into an employment agreement with Mr. Seibert. The agreement provides for a twelve-month severance upon involuntary termination. On March 10, 2005 the term on Mr. Seibert's' employment agreement was extended for an additional one (1) year period, or until May 20, 2007. In March 2005, Mr. Seibert's base salary was increased to $125,000 per annum. In March 2006, Mr. Seibert was appointed Chief Executive Officer. We entered into an employment agreement with Mr. Seibert for a one (1) year period, or until March 31, 2007. The agreement provides for a twelve-month severance upon involuntary termination. Mr. Seibert's base salary was increased to $177,000 per annum.

In March 2006, we hired Ms. Weber to serve as our Chief Operating Officer and entered into an employment agreement with her for a one (1) year period, or until March 31, 2007. The agreement provides for a twelve-month severance upon involuntary termination. Ms. Weber's base salary is $130,000 per annum.

In July 2002 we hired Ms. Wadsworth as our Accounting Manager. In March 2006, we promoted Ms. Wadsworth to Chief Accounting Officer and entered into an employment agreement with her for a one (1) year period, or until March 31, 2007. The agreement provides for a four-month severance upon involuntary termination. Ms. Wadsworth's base salary is $77,000 per annum.


EMPLOYEE BENEFIT PLAN
---------------------

On November 1, 2000, the Company adopted the 401(k) Profit Sharing Plan and Trust (the "Plan") for employees of the Company. The Plan allows employees who satisfy the age and service requirements to contribute up to 15% of pre-tax wages, limited to the maximum amount permitted under federal law. The Company has made no contributions to the Plan.


COMPENSATORY STOCK BENEFIT PLANS
--------------------------------

On March 1, 2005, the Company's Board of Directors approved the registration of 800,000 shares of common stock under Form S-8, whereby services are obtained in exchange for issuance of free trading stock of the Company. Shares may be awarded under this plan until March 1, 2010.

On October 1, 2003, the Company's Board of Directors approved the registration of 1,500,000 shares of common stock to be issued pursuant to the Company's 1997 Stock Option Plan, as Amended.

On August 24, 2000, the Company's Board of Directors approved the registration of 1,500,000 shares of common stock to be issued pursuant to the Company's 1997 Stock Option Plan.


BOARD CLASSIFICATION AND COMMITTEES
-----------------------------------

The Company adopted a classified Board of Directors in April 1995. The Board of Directors consists of seven members divided into three classes, with each Director in a given class serving a three-year term. Having a classified Board of Directors may be viewed as inhibiting a change in control of the Company and having possible anti-takeover effects. Officers of the Company serve at the discretion of the Board of Directors, subject to any existing employment agreements. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

Each member of the Board of Directors who is not an officer or employee of the Company receives shares of Common Stock at the rate of 30,000 shares per annum, payable quarterly. Additionally, committee chairmen receive 15,000 shares and committee members receive 5,000 shares annually. They also receive fees for committee meetings attended throughout the year. The Company reimburses its Directors for travel expenses incurred in connection with meetings of the Board of Directors or committee meetings attended.

THE COMPENSATION COMMITTEE reviews compensation issues relating to executive management and makes recommendations with respect thereto to the Board of Directors. The Compensation Committee is presently comprised of Gregory S. Anderson, Don L. Arnwine, Stephen A McConnell and Howard W. Salmon. The Compensation Committee held four meetings in 2005.

THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE selects individuals to be nominated as directors and officers of the Company. The members of the Nominating Committee are Gregory S. Anderson, Don L. Arnwine, Stephen A McConnell, Howard W. Salmon and David J. Schack. The Nominating Committee held two meetings in 2005.

THE AUDIT COMMITTEE reviews the engagement of the independent auditors, reviews and approves the scope of the annual audit undertaken by the independent auditors and reviews the independence of the accounting firm. The Audit Committee also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal control procedures. The Audit Committee is presently comprised of Don L. Arnwine, Stephen A McConnell, Howard W. Salmon and David J. Schack. The Audit Committee held four meetings during 2005. The Company's Board of Directors has adopted a written charter for the Audit Committee which was revised in March 2005. This is included in this Proxy Statement as Appendix A. Please review the "Report of the Audit Committee" included in this proxy statement.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and operates under a written charter adopted by the Board of Directors. The Committee held four meetings during 2005. All members of the Committee are "independent" as defined under NASDAQ rules.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosure in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. The Committee has received from the independent auditors the written disclosures and the letter required by the Auditing Standards Board, has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and has considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-KSB as of December 31, 2005 and for the year then ended for filing with the Securities and Exchange Commission. The Committee has also recommended the selection of the Company's independent auditors.

      Members of the Audit Committee:
                            Stephen A McConnell, Chairman of the Audit Committee Don L. Arnwine
                            Howard W. Salmon
                            David J. Schack

APPENDIX A
----------


                            MIRACOR DIAGNOSTICS, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

ORGANIZATION

There shall be a committee of the Board of Directors (the "Board") of Miracor Diagnostics, Inc. (the "Company") known as the Audit Committee (the "Audit Committee" or the "Committee"). The Audit Committee shall be composed of not fewer than three directors who meet the "independence" and qualification requirements of NASDAQ, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") and as such are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a committee member. At least one member of the Audit Committee shall be a financial expert as defined by the Commission (however, the lack of any such member shall not invalidate or otherwise affect actions taken by the Committee). One member of the Committee shall serve as chairman and a majority of its members shall constitute a quorum.

Statement of Policy

The Audit Committee shall provide assistance to the Board in fulfilling the Board's responsibility to the stockholders relating to corporate accounting and financial reporting practices. The Committee recognizes that management shall be responsible for preparing the Company's financial statements and the independent auditor shall be responsible for auditing those financials. The Audit Committee shall provide an open avenue of communication between the independent auditor, management and the Board.

Activities of the Audit Committee

Following are four sets of activities in which the Audit Committee shall be engaged:

1.       CONTINUOUS (GENERAL)

o Meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.
o Require that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Board Standard No. 1.
o Instruct the independent auditor that they are ultimately accountable to the Board and the Committee and are to report directly to the Audit Committee.
o Inquire of management and the independent auditor about significant risks or exposures and review the steps management has taken to minimize such risks to the Company.
o    Consider and review with the independent auditor and management:
         a) The adequacy of the Company's internal controls including computerized information system controls and security.
         b) Related findings and recommendations of the independent auditor along with management's responses.
o    Consider and review with management and independent auditor:
         a) Significant findings during the year, including the status of previous audit recommendations.
         b) Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information, and any significant disagreements with management.
         c)       Any changes required on the planned scope of the audit.
o Meet periodically with the independent auditor and management separately to discuss any matter that the Committee or these groups believe should be discussed privately with the Audit Committee.
o Report periodically to the Board on significant results of the foregoing activities.

2.       CONTINUOUS (REPORTING SPECIFIC POLICIES)

o Discuss with management and the independent auditor any relevant significant new financial reporting issues and practices brought to the attention of the Committee by the independent auditor.
o Discuss with management and the independent auditor their qualitative judgments about the appropriateness, not just the acceptability of accounting principles, estimates by management and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting policies and practices.
o Inquire as to the auditors' view of management's choices of accounting policies as conservative, moderate or aggressive from the perspective of income, asset and liability recognition, and whether such policies are common practices.
o Determine with regard to new significant transactions or events, the auditors' reasoning for the appropriateness of the accounting and disclosure policies adopted by management.

3.       SCHEDULED

o The Audit Committee has the authority to interview and select the independent auditor, determine the compensation of the independent auditor, and review and approve the dismissal of the independent auditor.
o Review and evaluate the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.
o Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.
o Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.
o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
o Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.
o Form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.
o Review, in consultation with the independent auditor and management, the audit scope and plan for the annual financial statement audit.
o Review with management and the independent auditor the results of annual audits and related comments with the Board and other committees as deemed appropriate, including:
         a) The audit of the Company's annual financial statements, accompanying footnotes and its report thereon.
         b) Any management letter or schedule of unadjusted differences provided by the independent auditor, and the Company's response to such letter or schedule.
         c) Any significant changes required in the independent auditors' audit plan.
         d) Any difficulties or disputes with management encountered during the course of the audit.
o Review quarterly earnings reports with management and the independent auditor, prior to the release to the public of any financial related disclosure.
o Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.
o Arrange for the independent auditor to be available to the full Board, at least annually.
o Review periodically with general counsel, legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies and programs.

o Review and update the Committee's Charter annually, and recommend any proposed changes to the Board for approval.
o The Committee shall approve the report required by the rules of the Securities and Exchange Commission to be included in the Company's Proxy Statement.

4.        "AS NECESSARY"

o Review and approve requests in excess of $10,000 for any management or other consulting services to be performed by the Company's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit.
o The Committee is empowered to investigate any matter brought to its attention, with the right to retain independent legal, accounting or and other advisors to assist in the conduct of any investigation.

With respect to the foregoing responsibilities and processes, the Committee recognized that the Company's financial management, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statement or any professional certification as to the independent auditors' work. While the committee has the responsibilities and powers set forth in the Charter, it is not the duty of the committee to plan or conduct auditors to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, or to assure compliance with laws and regulations and the Company's internal policies and procedures.

                                    MIRACOR DIAGNOSTICS, INC.
                                    -------------------------

                            AUDIT COMMITTEE RESPONSIBILITIES CALENDAR

                                                                                      WHEN PERFORMED
                                                                                 Audit Committee Meetings
                                                                                 ------------------------
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
                                                                                                            As
        RESPONSIBILITY                                                     Winter Spring  Summer   Fall   Needed
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
1.      The Committee will perform such other functions as assigned by
        law, the Company's charter or bylaws, or the Board of Directors.                                    X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
2.      The Committee will have the power to conduct or authorize
        investigations into any matters within the Committee's scope of responsibilities. The Committee will have the authority, as it deems necessary or appropriate, to retain independent legal,
        accounting or other advisors.                                                                       X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
3.      The Committee will meet quarterly or more frequently as
        circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information
        as necessary.                                                                                       X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
4.      The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee
        members), the Chief Financial Officer and the independent auditor    X      X       X       X       X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
5.      Provide an open avenue of communication between the independent auditor, the Chief Financial Officer and the Board of Directors.
        Report Committee actions to the Board of Directors with such
        recommendations as the Committee may deem appropriate.                                              X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
6.      Review and update the Audit Committee Charter and Responsibilities
        Calendar annually.                                                                          X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
7.      Provide a report in the annual proxy that includes the Committee's review and discussion of matters with management and the
        independent auditor.                                                                X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
8.      Include a copy of the Committee charter as an appendix to the
        proxy statement at least once every three years.                                                    X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
9.      Appoint and replace the independent auditor and approve the terms
        on which the independent auditor is engaged.                         X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
10.     Provide oversight of the independent auditor and resolve any disagreements between management and the independent auditor
        about financial reporting.                                           X      X       X       X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
11.     Establish and oversee a policy designating permissible services that the independent auditor may perform for the Company and providing for pre-approval of those services by the Committee, subject to the de minimis exceptions permitted under applicable
        rules.                                                               X      X       X       X       X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
12.     Confirm annually the independence of the independent auditor and
        quarterly review the firm's non-audit services and related fees.                    X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
13.     Verify the Committee consists of a minimum of three members who are financially literate, including at least one member who has
        financial sophistication.                                                                   X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
14.     Review the independence of each Committee member based on SEC
        rules.                                                                                      X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
15.     Inquire of the Chief Financial Officer and the independent auditor about significant risks or exposures and assess the steps
        management has taken to minimize such risk to the Company.                                          X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
16.     Review with the independent auditor and The Chief Financial
        Officer the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors
        of the Company.                                                      X                              X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
17.     Consider and review with The Chief Financial Officer and the independent auditor:
        a. The Company's annual assessment of the effectiveness of its internal controls and the independent auditor's attestation
           and report about the Company's assessment.                                       X
        b. The adequacy of the Company's internal controls including
           computerized information system controls and security.                           X
        c. Any related significant findings and recommendations of the independent public accountants and internal audit together
           with management's responses thereto.                                             X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------

                                       21

                                    MIRACOR DIAGNOSTICS, INC.
                                    -------------------------

                            AUDIT COMMITTEE RESPONSIBILITIES CALENDAR

                                                                                      WHEN PERFORMED
                                                                                 Audit Committee Meetings
                                                                                 ------------------------
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
                                                                                                            As
        RESPONSIBILITY                                                     Winter Spring  Summer   Fall   Needed
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
18.     Review with the Chief Financial Officer any significant changes
        to GAAP policies or standards.                                       X      X       X       X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
19.     Review with the Chief Financial Officer and the independent auditor at the completion of the annual audit:
        a. The Company's annual financial statements and related
           footnotes.                                                                       X               X
        b. The independent auditor's audit of the financial statements and
           its report thereon.                                                              X               X
        c. Any significant changes required in the independent auditor's
           audit plan.                                                                      X               X
        d. Any serious difficulties or disputes with management
           encountered during the course of the audit.                                      X               X
        e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted
           auditing standards.                                                              X               X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
20.     Review with the Chief Financial Officer and the independent auditor at least annually the Company's critical accounting
        policies.                                                                           X               X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
21.     Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part
        of the Company's business.                                                                  X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
22.     The Chairman of the Audit Committee will participate in a
        telephonic meeting among the Chief Financial Officer and the
        independent auditor prior to earnings release.                       X      X       X       X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
23.     Review the periodic reports of the Company with the Chief
        Financial Officer and the independent auditor prior to filing of
        the reports with the SEC.                                            X      X       X       X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
24.     In connection with each periodic report of the Company, review
        a. Management's disclosure to the Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act.
        b. The contents of the Chief Executive Officer and the Chief
           Financial Officer certificates to be filed under Sections 302
           and 906 of the Act.                                               X      X       X       X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
25.     Monitor the appropriate standards adopted as a code of conduct for the Company. Review with the Chief Financial Officer the results of the review of the Company's monitoring compliance
        with such standards and its compliance policies.                                            X       X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
26.     Review with the Chief Financial Officer legal and regulatory matters that may have a material impact on the financial
        statements, related Company compliance policies, and programs
        and reports received from regulators.                                X      X       X       X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
27.     Develop and oversee procedures for (i) receipt, retention and treatment of complaints received by the Company regarding
        accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission of employee
        concerns regarding accounting or auditing matters                                           X       X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
28.     Meet with the independent auditor in executive session to discuss any matters that the Committee or the independent auditor believes
        should be discussed privately with the Audit Committee.              X      X       X       X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------
29.     Meet with the Chief Financial Officer in executive sessions to discuss any matters that the Committee or the Chief Financial
        Officer believes should be discussed privately with the Audit
        Committee.                                                                                          X
------- ------------------------------------------------------------------ ------ ------- ------- ------- -------

                                       22

                           MIRACOR DIAGNOSTICS, INC.

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ross S. Seibert and Ann Wadsworth as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of common stock, $0.15 par value per share and/or 3% Series A Convertible Preferred Stock of Miracor Diagnostics, Inc., a Utah corporation (the "Company"), held of record by the undersigned on June 12, 2006 at the Annual Meeting of Shareholders to be held at 9171 Towne Centre Drive, Third Floor Conference Room, Suite 320, San Diego, CA 92122 on Wednesday, August 9, 2006 at 10:00 a.m., Pacific Daylight Savings Time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.


                   PLEASE MARK BOXES [ ] IN BLUE OR BLACK INK.

  PROPOSAL 1  To elect Mr. Ross S. Seibert , Mr. David J. Schack and Mr. Gregory
              S. Anderson to the Board of Directors until the annual meeting of shareholders to be held in the year 2009 and until their successors shall have been elected and qualified.

              (Mark only ONE of the two boxes relative to this Proposal)

              [ ] VOTE FOR all nominees named above except those who may be named on this line:

                    ------------------------------------------------------------

              [ ]   VOTE WITHHELD as to all nominees named above


  PROPOSAL 2  To ratify the Board of Directors' appointment of Tschopp,
              Whitcomb & Orr, P.A. to serve as the Company's independent auditors for the current calendar year.

              FOR    [ ]          AGAINST   [ ]         WITHHELD   [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

When properly executed, this Proxy will be voted as directed. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

Please mark, date, sign and return this Proxy promptly in the enclosed envelope. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________, 2006



X_____________________    X__________________________    X______________________
Signature                  Signature, if held jointly     Print Name(s)

June 15, 2006

Dear Shareholders:

As the new CEO and President of Miracor Diagnostics, I wanted to take the opportunity to formally introduce myself to you. Through improved communication combined with sound business decisions, I hope to earn your trust through the bottom-line creation and growth of shareholder value. That is the mandate by which we will ultimately be judged.

My personal story is that I was born in Evansville, Indiana and raised there by my stay-at-home mom (who was active in the community and with my extra-curricular interests) and my father who ran an office products company. After graduating from Indiana University with a degree in accounting, I headed west to San Diego where I achieved my MBA in finance from San Diego State University. I then earned my CPA designation and worked 13 years for the public accounting firm Deloitte & Touche. In 2000, I joined Miracor as its Chief Financial Officer and I actively participated in the Company's growth from just 4 diagnostic centers to the 13 we currently have today. I feel that my historical knowledge of these assets will benefit us from a continuity standpoint as we move forward with our business model.

I am also pleased to present to you our new Chief Operating Officer, Leslie Weber. Leslie has over 20 years experience in the healthcare industry and over 15 years in diagnostic imaging services. She excels in operations management, market analysis, business development, marketing support, payor contracting and strategic planning. I am confident that the addition of Leslie to the senior management team will be beneficial towards addressing many of our past deficiencies.

Ann Wadworth is your new Chief Accounting Officer. Ann joined Miracor in 2002 as Accounting Manager and has earned my trust and respect by proactively handling the myriad of accounting issues we face as a micro-cap public company. Ann will also be assisting me in my CFO duties.

We are pleased to have added two board members since our last Shareholder meeting, David Schack and Greg Anderson.

David Schack is the President and Chairman of Home Dynamics Corporation, one of South Florida's leading real estate development companies. He was also a co-founder of Excel Development Corporation and the Vice President of First Miami Development Company and a Senior Auditor and Senior Tax Specialist with Peat Marwick.

Greg Anderson is currently Chairman, President and CEO of Bank of Arizona, NA and has been President and CEO of QCSI, a company that developed and sold software solutions for the Healthcare Payer Market. Prior to QCSI, he was in the venture capital investment business for over 13 years and he has also served on over 20 boards of directors of companies, both private and public.

Leslie, Ann and I are driven to make Miracor a cutting edge growth company, while providing quality and caring service to our patients. We have assembled a team of new and existing Regional Managers who are excited to work for our new and improved company. Although we have many positive elements to build upon, we are constantly trying to improve all aspects of our company. Our success will benefit you as well as our dedicated employees and customers. While enhancing revenue and reducing costs is imperative in the short run, we will strive to build the relationships necessary to be successful in the long run. Our top priorities are to:

         o    Assemble a trustworthy, hard working team of employees
         o    Streamline and enhance the centers' operations through innovation
         o Enhance our scheduling and billing coordination through better technology
         o Convey to our referring physicians that our service is second to none
         o Increase scan volume resulting in growth of revenue and the bottom line

After turning our eye inward to improve our operations, we will then look to growing the company by opening new centers and/or acquiring existing ones.

No doubt there are challenges ahead. Our income of $624,000 in 2005 was chiefly due to the sale of one of our diagnostic centers. We didn't want to sell this asset, but we believed it was a prudent move for the company. Our near term goal is to achieve greater month to month financial consistency. In addition, we may need to raise additional capital in order to fully execute our business plan. I pledge to you that we will be transparent in our communication and that we will keep you abreast of our plans.

Please realize that I am one of the largest individual shareholders of Miracor; therefore, my interests are 100% aligned with yours. I pledge that my entire team will work diligently to bring Miracor back to positive cash flow and earnings. This will allow us to achieve significant growth in shareholder value that we can be very proud of.

I thank you for your support of Miracor and look forward to seeing you at our upcoming shareholder meeting. Please feel free to contact me directly with your comments.

Sincerely,



Ross S. Seibert
President and Chief Executive Officer